UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 26, 2016

UnifiedOnline, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4126 Leonard Drive, Fairfax, VA	22030
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (816) 979-1893

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2016, Ellen Sondee, working through Scale Finance, tendered her resignation as Chief Financial Officer of UnifiedOnline, Inc. (the “Corporation”).

The Corporation has not yet replaced Ms. Sondee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnifiedOnline, Inc.

Date: April 26, 2016	By:	/s/ Robert M. Howe, III
Robert M. Howe, III, Chief Executive Officer